STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION [Abstract]
Stock-based Compensation
STOCK-BASED COMPENSATION
Following the Separation and REIT Conversion Merger, on November 22, 2010, the Company granted time-based stock units (“Time-Based Units”), funds from operations-based stock units (“FFO Units”) and relative total stockholder return-based stock units (“TSR Units”) to each of its executive officers and employees. In addition, the Company's Chief Executive Officer, Richard K. Matros, held stock options and restricted stock units that were originally granted by Old Sun. These restricted stock units and stock options were assumed by the Company following the Separation and REIT Conversion Merger (the “Carry-Over Units” and the “Carry-Over Options,” respectively). However, in light of the Company's expected status as a REIT and the expectation of the Company's dividend payments, the economic value of the Carry-Over Options was deemed to be diminished following the Separation and REIT Conversion Merger. Therefore, in addition to his initial equity award, on November 22, 2010, the Compensation Committee of the Company granted Mr. Matros additional time-based stock units to compensate him for the reduction in value of the Carry-Over Options that was caused by the Company's expected conversion to a REIT (the “Make-Whole Units”). Each stock unit subject to an award of Time-Based Units, FFO Units, TSR Units and Make-Whole Units represents the contractual right to receive one share of Sabra's common stock. All of these awards were granted under the Company's 2009 Performance Incentive Plan, and the awards are all subject to the terms of the 2009 Performance Incentive Plan, which was assumed by the Company in the Separation and REIT Conversion Merger.
In addition to the above, on December 17, 2010, each non-employee director of the Company received an initial equity award (“Initial Board Award”) in connection with his appointment to the board of directors following the Separation and REIT Conversion Merger. Each non-employee director also received a pro-rata annual equity award on December 17, 2010 (“Annual Board Award”).

Stock Options
A summary of the option activity is presented in the following table (dollars in thousands, except per share amounts):

	Range of Per Share Exercise Price	Shares Under Options	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2010	$11.99 - 21.83	450,067	$17.65	3.91	$3,888
Granted	—	—	—
Exercised	11.99	(45,657)	11.99
Forfeited	—	—	—

Outstanding as of December 31, 2011	$12.34 - 21.83	404,410	$18.29	3.30	$3,530

Exercisable as of December 31, 2011	$12.34 - 21.83	268,695	$18.33	2.71	$2,403

The total intrinsic value of stock options exercised during the year ended December 31, 2011 was $0.4 million. The Company received $0.5 million for the stock options exercised during the year ended December 31, 2011. No stock options were granted or exercised during the period from November 15, 2010 to December 31, 2010.
Restricted Stock Units and Performance-Based Restricted Stock Units
Under the 2009 Performance Incentive Plan, restricted stock units and performance-based restricted stock units generally have a contractual life or vest over a three- to five-year period. The vesting of certain restricted stock units may accelerate, as defined in the grant, upon retirement, a change in control and other events. When vested, each performance-based restricted stock unit is convertible into one share of common stock. The restricted stock units and performance-based restricted stock units are valued on the grant date based on the market price of the Company's common stock on that date. Generally, the Company recognizes the fair value of the awards over the applicable vesting period as compensation expense. In addition, since the shares to be issued may vary based on the performance of the Company, the Company must make assumptions regarding the projected performance criteria and the shares that will ultimately be issued. The amount of FFO Units that will ultimately vest is dependent on the amount by which the Company's funds from operation ("FFO") differs from a target FFO amount for a period specified in each grant and will range from 0% to 200% of the FFO Units initially granted. Similarly, the amount of TSR Units that will ultimately vest is dependent on the amount by which the total shareholder return ("TSR") of the Company's common stock differs from a predefined peer group for a period specified in each grant and will range from 0% to 150% of the TSR Units initially granted. Upon any payment of restricted stock units, the participant is required to pay the related tax withholding obligation. The 2009 Performance Incentive Plan provides that unless otherwise elected in advance by the participant, the Company will reduce the number of shares to be delivered to pay the related statutory tax withholding obligation. The value of the shares withheld is dependent on the closing price of the Company's common stock on the date the relevant transaction occurs.

The following table summarizes additional information concerning restricted stock units at December 31, 2011 (dollars in thousands, except per share amounts):

Restricted Stock Units	Unvested Units as of December 31, 2010	Granted	Vested	Unvested Units as of December 31, 2011	Aggregate Intrinsic Value of Unvested Units	Weighted Average Remaining Vesting Period as of December 31, 2011 (Months)
Time-Based Units	97,643	928	—	98,571	$1,700	46.5
FFO Units	97,639	927	—	98,566	1,700	36.0
TSR Units	97,642	927	—	98,569	1,635	36.0
Carry-Over Units	74,717	—	(31,144)	43,573	771	19.3
Make-Whole Units	86,878	—	(21,719)	65,159	1,124	34.5
Initial Board Award	8,752	—	(4,368)	4,384	80	11.4
Annual Board Award	5,104	9,612	(9,904)	4,812	80	5.4
	468,375	12,394	(67,135)	413,634	$7,090	35.9

Weighted Average Grant Date Fair Value Per Unit	$17.32	$16.74	$18.36	$17.14

The weighted average fair value per share at the date of grant for restricted stock units for the period from November 15, 2010 to December 31, 2010 was $17.12. The total fair value of units vested during the year ended December 31, 2011 was $1.2 million. No restricted stock units vested during the period from November 15, 2010 to December 31, 2010 or were forfeited during the year ended December 31, 2011.
The fair value of the TSR Units are estimated on the date of grant using a Monte Carlo valuation model that uses the assumptions noted in the table below. The risk-free rate is based on the U.S. Treasury yield curve in effect at the grant date for the expected performance period. Expected volatility was based on historical volatility for the most recent 3-year period ending on the grant date for the Company and the selected peer companies, and calculated on a daily basis. The following are the key assumptions used in this valuation:

	2011	2010
Risk Free Interest Rate:	1.18%	0.72%
Expected Stock Price Volatility:	49.2%	50.4%
Expected Service Period:	2.7 years	3.0 years
Expected Dividend Yield (assuming full reinvestment):	—%	—%

During the year ended December 31, 2011 and the period from the Separation Date through December 31, 2010, the Company recognized $4.6 million and $0.3 million, respectively, in stock-based compensation expense related to the above awards.
Employee Benefit Plan
The Company maintains a 401(k) plan that allows for eligible participants to defer compensation, subject to certain limitations imposed by Internal Revenue Code of 1986, as amended (the “Code”). The Company provides a discretionary matching contribution of up to 3% of each participant's eligible compensation. During the year ended December 31, 2011, the Company's matching contributions were approximately $27,000. There were no matching contributions during the period from the Separation Date through December 31, 2010.